UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 10, 2026
YEXT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38056	20-8059722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
61 Ninth Avenue
New York, NY 10011
(Address of principal executive offices, including zip code)
(212) 994-3900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YEXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Yext, Inc. 2016 Equity Incentive Plan, as amended, restated and extended
On June 10, 2026, the stockholders of Yext, Inc. (the “Company”) approved the Company’s 2016 Equity Incentive Plan, as amended, restated and extended (the “Plan”) as described in Item 5.07. A description of the material terms and conditions of the Plan are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 27, 2026 (the “Proxy Statement”). A copy of the Plan is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of stockholders was held on June 10, 2026 (the “Annual Meeting”). Stockholders of record of the Company’s common stock at the close of business on April 13, 2026 were entitled to vote at the Annual Meeting. For more information about the proposals voted on at the Annual Meeting, see the Proxy Statement. The results of the voting at such meeting were as follows:

1. The Class III directors were elected to serve a three-year term expiring at the 2029 annual meeting of stockholders, or until their respective successors have been elected and qualified. Each of the two nominees received the affirmative majority of votes cast with respect to that director and were elected as the Class III directors by the following vote:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Daniel Englander	61,538,851	1,389,188	112,525	10,828,010
Andrew Sheehan	42,086,549	20,839,792	114,223	10,828,010

2. The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027 was ratified by the following vote:

For	Against	Abstain
72,769,470	738,784	360,320

3. The compensation of the Company’s named executive officers was approved on an advisory, non-binding basis by the following vote:

For	Against	Abstain	Broker Non-Votes
59,780,340	3,163,149	97,075	10,828,010

4. The Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
48,430,077	14,448,832	161,655	10,828,010

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit Number	Description

10.1	Yext, Inc. 2016 Equity Incentive Plan, as amended, restated and extended
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YEXT, INC.

By:	/s/ Ho Shin
Ho Shin EVP & General Counsel

Date: June 11, 2026